Exhibit 99.1

Altimar Acquisition Corp. II Receives NYSE Notice Regarding Late Form 10-Q Filing

NEW YORK, June 1, 2021 /PRNewswire/ — Altimar Acquisition Corp. II (the “Company”) announced today that, on May 25, 2021, it received a notice from the New York Stock Exchange (the “NYSE”) that the Company was not in compliance with the continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or prior to the due date thereof or by the extended filing due date provided by Rule 12b-25 promulgated under the Securities Exchange Act of 1934, as amended. The NYSE informed the Company that, under the NYSE’s rules, the Company has six months from the filing due date to file the Form 10-Q with the SEC.

As the Company reported in its Form 12b-25 filed with the SEC on May 18, 2021, the Company experienced delays in the preparation and review of its unaudited condensed financial statements for the period ended March 31, 2021 as a result of the changes to the accounting treatment of the Company’s public warrants and private placement warrants issued in connection with the Company’s initial public offering.

The Company has filed the Form 10-Q with the SEC on June 1, 2021 and is expected to regain compliance with the NYSE’s continued listing requirements.

About Altimar Acquisition Corp. II

The Company is sponsored by Altimar Sponsor II, LLC, an affiliate of HPS Investment Partners, LLC, and is led by Tom Wasserman as the Chief Executive Officer and chair of the board of directors. The Company is a newly organized blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or business combination with one or more businesses or entities.

Cautionary Note Concerning Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Statements regarding the Company’s current expectations and intentions with respect to the filing of the Form 10-Q and related matters as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,’ “should,” “would” and similar expressions identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by such forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC and Item 1A. Risk Factors of the Form 10-Q. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update such forward-looking statements for revisions or changes after the date of this press release, except as required by applicable law.

Contact:

Altimar Acquisition Corp. II

info@altimarspac.com

HPS Investment Partners, LLC

Prosek Partners

Mike Geller / Josh Clarkson

mgeller@prosek.com / jclarkson@prosek.com